SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2008

                           U.S. HELICOPTER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  001-32580              27-0096927
--------------------------------   --------------        ------------------
(State or Other Jurisdiction of     (Commission           (IRS Employer
Incorporation or Organization)     File Number)           Identification No.)

  6 East River Piers, Suite 216, Downtown Manhattan Heliport,
                        New York, NY                                     10004
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

         On April 4, 2008, U.S. Helicopter Corporation (the "Company"), filed a Current Report on Form 8-K that reported, among other matters, the Company's amendment of certain warrants held by YA Global Investments, L.P. ("YA"). In connection therewith, the Company erroneously reported that such amendment occurred on August 24, 2007, when in fact such event occurred on March 31, 2008. This Amendment No. 1 includes a new paragraph reporting on such event pursuant to Items 1.01 and 3.02, which supersedes and replaces the disclosure included in the Current Report on Form 8-K filed on April 4, 2008 as to such disclosure only.

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT OF PRIOR DEBENTURES AND WARRANTS


         On March 31, 2008, we amended certain warrants previously issued to YA in connection with certain convertible debenture financings to purchase up to an aggregate of 9,452,774 shares of our common stock (the "Prior Warrants"). The Prior Warrants contained an exercise price of $0.50 per share. The Prior Warrants provided for an adjustment in the exercise price and the number of shares issuable under the Prior Warrants in the event that we completed a financing whereby the price per share of our common stock (or its equivalent on an as-converted basis) was less than the exercise price of the applicable Prior Warrant. In light of prior financings completed by us and in accordance with the terms of the Prior Warrants, we amended the Prior Warrants to provide for an exercise price of $0.30 per share.


         Issuance of the securities sold was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to accredited investors in private transactions without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 23, 2008


                                          U.S. HELICOPTER CORPORATION
                                          (Registrant)



                                          By:     /S/ GEORGE J. MEHM, JR.
                                                --------------------------------
                                                George J. Mehm, Jr.
                                                Sr. Vice President and
                                                Chief Financial Officer